UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 7, 2016 (December 1, 2016)

ENVISION HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37955	62-1493316
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1A Burton Hills Boulevard Nashville, Tennessee	37215
(Address of principal executive offices)	(Zip Code)

(615) 665-1283

(Each registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

Term Loan Credit Agreement

On December 1, 2016, Envision Healthcare Corporation (formerly known as New Amethyst Corp., the “Company”) incurred term loan borrowings in an aggregate principal amount of $3,495 million that mature on December 1, 2023, as described below, by assuming the term loan borrowings made in connection with the consummation of the Mergers by the company formerly known as Envision Healthcare Corporation (the “Prior Envision Borrower”), a wholly owned subsidiary of Envision Healthcare Holdings, Inc. (“Holdings”) immediately prior to the consummation of the Mergers (as defined below).

On May 25, 2011, the Prior Envision Borrower entered into a Term Loan Credit Agreement (as amended from time to time, the “Term Loan Credit Agreement”) with Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the other financial institutions and lenders from time to time party thereto, providing for a senior secured term loan facility (the “Term Loan Facility”). In connection with the consummation of the Mergers, the Company) became the Borrower (as defined in the Term Loan Credit Agreement) under the Term Loan Facility. The Term Loan Facility consists of a senior secured term loan credit facility in the aggregate principal amount of up to $3,495 million. Immediately prior to the Mergers, on December 1, 2016, the Term Loan Facility was comprised of (i) a term loan tranche in the aggregate principal amount of $1,266 million that was scheduled to mature on May 25, 2018 (the “Initial Term Loans”) and (ii) a term loan tranche in the aggregate principal amount of $993 million that was scheduled to mature on November 12, 2022 the (the “Tranche B-2 Term Loans”). On December 1, 2016, the Borrower entered into a Seventh Amendment to Term Loan Credit Agreement (the “Seventh Amendment”), pursuant to which it incurred a term loan tranche in the aggregate principal amount of $3,495 million that matures on December 1, 2023 (the “Tranche C Term Loans”), made certain other modifications to terms of the Term Loan Facility and JPMorgan Chase Bank, N.A. replaced Deutsche Bank AG New York Branch as administrative agent and collateral agent. The Term Loan Credit Agreement provides the right for individual lenders to extend the maturity date of their loans upon the request of the Borrower and without the consent of any other lender. The proceeds of the Tranche C Term Loans were used to repay in full the Initial Term Loans and the Tranche B-2 Term Loans.

Subject to specified conditions, without the consent of the then existing lenders (but subject to the receipt of commitments), the Term Loan Facility may be expanded (or a new term loan facility or revolving credit facility added) by up to (i) $1,300 million plus (ii) an additional amount as will not cause the net first lien leverage ratio after giving effect to the incurrence of such additional amount to exceed 4.0:1.0, as calculated pursuant to the Term Loan Facility.

The Tranche C Term Loans under the Term Loan Facility bear interest initially at a rate equal to (i) LIBOR, plus 3.00% per annum, or (ii) the alternate base rate, which will be the highest of (w) the prime rate established by the administrative agent from time to time, (x) 0.50% in excess of the greater of (1) the overnight federal funds rate or (2) the composite overnight federal funds and overnight LIBOR rate, (y) the one-month LIBOR rate (adjusted for maximum reserves) plus 1.0% per annum and (z) 1.75% per annum, plus, in each case, 2.00% per annum.

The Term Loan Facility contains customary representations and warranties and customary affirmative and negative covenants. The negative covenants contain limitations on the following, subject to customary exceptions: the incurrence of additional indebtedness; payment of dividends on, redemption or repurchase of stock or making of other distributions in respect of our capital stock; making investments; repurchase, prepayment or redemption of junior indebtedness; agreeing to payment restrictions affecting the ability of our restricted subsidiaries to pay dividends to us or make other intercompany transfers; incurrence of additional liens; transfer or sale of assets; consolidation, merger, sale or other disposition of all or substantially all of our assets; entering into certain transactions with affiliates; designating any of our subsidiaries as unrestricted subsidiaries; and making of negative pledges. There are no financial covenants included in the Term Loan Credit Agreement.

The foregoing description of the Term Loan Credit Agreement, as amended, does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibits 10.1 through 10.8 to this report and is incorporated herein by reference.

ABL Credit Agreement

On December 1, 2016, in connection with the consummation of the Mergers, the Company assumed the Prior Envision Borrower’s asset-based revolving credit facility providing for revolving borrowings of up to $850.0 million, subject to borrowing base availability, as described below. At the completion of the Mergers, all outstanding borrowings under the ABL Facility (as defined below) of the Prior Envision Borrower were repaid.

On May 25, 2011, the Prior Envision Borrower entered into an ABL Credit Agreement (as amended from time to time, the “ABL Credit Agreement”) with Deutsche Bank AG New York Branch, as administrative agent and collateral agent and the other financial institutions and lenders from time to time party thereto, providing for an asset-based revolving credit facility (the “ABL Facility” and, together with the Term Loan Facility, the “Credit Facilities”). In connection with completion of the Mergers, on December 1, 2016, the Company became and, at the option of the Company, any of the Company’s domestic wholly-owned subsidiaries may be, a borrower (collectively, the “ABL Borrower”) under the ABL Facility. On December 1, 2016, the ABL Borrower entered into a Third Amendment to ABL Credit Agreement (the “Third Amendment” and, together with the Seventh Amendment, the “Credit Agreement Amendments”), pursuant to which all outstanding loans under the ABL Facility were repaid, the ABL Facility was increased to provide for an asset-based revolving credit facility in the amount of up to $850.0 million, subject to borrowing base availability, and letter of credit and swingline sub-facilities and JPMorgan Chase Bank, N.A. became co-collateral agent. Amounts are available under the ABL Facility in U.S. dollars. In addition, subject to certain terms and conditions, the ABL Borrower is entitled to request additional revolving credit commitments or term loans under the ABL Facility, which share in the borrowing base, up to an amount such that the aggregate amount of ABL commitments does not exceed $1,350 million. The final maturity date of the ABL Facility is December 1, 2021. The ABL Credit Agreement provides the right for individual lenders to extend the maturity date of their commitments and loans upon the request of the ABL Borrower and without the consent of any other lender.

The “borrowing base” is defined in the ABL Credit Agreement as, at any time, the sum of (i) 85% of the eligible accounts receivable of each ABL Borrower and each guarantor (the “A/R Amount”); plus (ii) the lesser of (x) 50% of the lower of cost and fair market value of the eligible inventory of the ABL Borrower and each guarantor and (y) 5% of the A/R Amount; plus (iii) the lesser of (x) accounts receivable of the ABL Borrower and each guarantor aged 180–360 days that are otherwise eligible accounts receivable and (y) 5% of the A/R Amount; minus (iv) such availability reserves as the administrative agent, in its permitted discretion, deems appropriate at such time; minus (v) the outstanding principal amount of any future term loans (if any) incurred pursuant to the ABL Credit Agreement. As of October 31, 2016, the borrowing base was approximately $657 million.

The revolving credit loans under the ABL Facility bear interest initially at a rate equal to (i) LIBOR plus, an applicable margin, which shall be determined based on the average daily excess availability, or (ii) the alternate base rate, which will be the highest of (x) the prime rate established by the administrative agent from time to time, (y) 0.50% in excess of the greater of (1) the overnight federal funds rate or (2) the composite overnight federal funds and overnight LIBOR rate, (z) the one-month LIBOR rate (adjusted for maximum reserves) plus 1.0% per annum, plus, in each case, an applicable margin, which shall be determined based on the average daily excess availability. The ABL Facility bears a commitment fee that is payable quarterly in arrears, based on the utilization of the ABL Facility, and customary letter of credit fees.

The ABL Facility contains customary representations and warranties and customary affirmative and negative covenants. The negative covenants contain limitations on the following: incurrence of additional indebtedness or issuance of certain preferred shares; payment of dividends on, redemption or repurchase of stock or making of other distributions in respect of our capital stock; making investments; repurchase, prepayment or redemption of junior indebtedness; agreeing to payment restrictions affecting the ability of our restricted subsidiaries to pay dividends to us or make other intercompany transfers; incurrence of additional liens; transfer or sale of assets; consolidation, merger, sale or other disposition of all or substantially all of our assets; entering into certain transactions with our affiliates; designation of any of our subsidiaries as unrestricted subsidiaries; and making of negative pledges. The negative covenants are subject to the customary exceptions and also permit the payment of dividends and distributions, investments, permitted acquisitions, payments or redemptions of junior indebtedness, asset sales and mergers, consolidations and sales of all or substantially all assets involving subsidiaries upon satisfaction of a “payment condition.” The payment condition is deemed satisfied upon 30-day specified availability and specified availability exceeding agreed upon thresholds and, in certain cases, the absence of specified events of default or known events of default and pro forma compliance with a fixed charge coverage ratio of 1.0 to 1.0.

There are no financial covenants included in the ABL Credit Agreement, other than a springing minimum fixed charge coverage ratio of at least 1.0 to 1.0, which is tested only when specified availability is less than the greater of (A) $85 million and (B) 10.0% of the lesser of (x) the then applicable borrowing base and (y) the then total effective commitments under the ABL Facility, and continuing until such time as specified availability has been in excess of such threshold for a period of 30 consecutive calendar days.

The foregoing description of the ABL Credit Agreement, as amended, does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibits 10.9 through 10.12 to this report and is incorporated herein by reference.

2024 Indenture and Supplemental Indentures

On December 1, 2016, the Company issued $550 million aggregate principal amount of 6.25% senior unsecured notes due 2024 (the “2024 Notes”). The 2024 Notes were issued pursuant to the Indenture, dated as of December 1, 2016, as supplemented by the First and Second Supplemental Indentures thereto (together, the “2024 Indenture”), among the Company, the subsidiary guarantors party thereto and Wilmington Trust, National Association, as trustee. The 2024 Notes mature on December 1, 2024. The proceeds of the 2024 Notes were used, together with the borrowings made under the Term Loan Facility, (i) to refinance and repay, in full, the Prior Envision Borrower’s then outstanding borrowings under the Term Loan Credit Agreement and ABL Credit Agreement, (ii) to refinance and repay, in full, the aggregate principal amount of notes outstanding under the Existing AmSurg Indenture (as defined below), (iii) to refinance and repay, in full, the existing indebtedness under the Existing AmSurg Credit Agreement (as defined below), (iv) to pay transaction fees and expenses and (v) for working capital.

The 2024 Notes are unsecured senior indebtedness of the Company and are effectively subordinated to all of the Company’s secured indebtedness, including indebtedness under the Term Loan Facility and the ABL Facility, to the extent of the value of the assets securing such indebtedness. The 2024 Notes are, subject to certain exceptions, guaranteed by each of the Company’s current and future domestic subsidiaries that guarantee the Company’s obligations under the Credit Facilities. The indenture governing the 2024 Notes provides that the guarantee of such Envision Guarantor and AmSurg Guarantor (as defined below) is an unsecured senior obligation of that Envision Guarantor or AmSurg Guarantor.

The Company may redeem the 2024 Notes, in whole or in part, at any time prior to December 1, 2019, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium. The Company may redeem the 2024 Notes, in whole or in part, at any time (i) on and after December 1, 2019 and prior to December 1, 2020, at a price equal to 104.688% of the principal amount of the 2024 Notes, (ii) on or after December 1, 2020 and prior to December 1, 2021, at a price equal to 103.125% of the principal amount of the 2024 Notes, (iii) on or after December 1, 2021 and prior to December 1, 2022, at a price equal to 101.563% of the principal amount of the 2024 Notes, and (iv) on or after December 1, 2022, at a price equal to 100.000% of the principal amount of the 2024 Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to December 1, 2019, the Company at its option may redeem up to 40% of the aggregate principal amount of the 2024 Notes with the proceeds of certain equity offerings at a redemption price of 106.250%, plus accrued and unpaid interest, if any, to the applicable redemption date.

The indenture governing the 2024 Notes contains covenants that, among other things, will limit the Company’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control, the Company will be required to make an offer to repurchase all of the 2024 Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, it will be required to use the proceeds to make an offer to purchase the 2024 Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The foregoing description of the 2024 Indenture, as supplemented, does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibits 4.1 through 4.3 to this report and is incorporated herein by reference.

Envision 2022 Indenture and Supplemental Indentures

On June 18, 2014, the Prior Envision Borrower issued $750 million aggregate principal amount of its 5.125% senior unsecured notes due 2022 (the “Envision 2022 Notes”). The Envision 2022 Notes were issued pursuant to the Indenture, dated as of June 18, 2014 (as supplemented from time to time, the “Envision 2022 Indenture”), among the Prior Envision Borrower, certain of its domestic subsidiaries (the “Envision Guarantors”) and Wilmington Trust, National Association, as trustee. On December 1, 2016, in connection with the Mergers, the Company assumed the obligations under the Envision 2022 Notes and certain of the domestic subsidiaries of AmSurg Corp. (“AmSurg”) executed a ninth supplemental indenture, pursuant to which they guaranteed the Envision 2022 Notes. The Envision 2022 Notes mature on July 1, 2022.

The Envision 2022 Notes are unsecured senior indebtedness of the Company and are effectively subordinated to all of the Company’s secured indebtedness, including indebtedness under the Term Loan Facility and the ABL Facility, to the extent of the value of the assets securing such indebtedness. The Envision 2022 Notes are, subject to certain exceptions, guaranteed by each of the Company’s current and future domestic subsidiaries that guarantee the Company’s obligations under the Credit Facilities. The indenture governing the Envision 2022 Notes provides that the guarantee of such Envision Guarantor and AmSurg Guarantor is an unsecured senior obligation of that Envision Guarantor or AmSurg Guarantor.

The Company may redeem the Envision 2022 Notes, in whole or in part, at any time prior to July 1, 2017, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium. The Company may redeem the Envision 2022 Notes, in whole or in part, at any time (i) on and after July 1, 2017 and prior to July 1, 2018, at a price equal to 103.844% of the principal amount of the Envision 2022 Notes, (ii) on or after July 1, 2018 and prior to July 1, 2019, at a price equal to 102.563% of the principal amount of the Envision 2022 Notes, (iii) on or after July 1, 2019 and prior to July 1, 2020, at a price equal to 101.281% of the principal amount of the Envision 2022 Notes, and (iv) on or after July 1, 2020, at a price equal to 100.000% of the principal amount of the Envision 2022 Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to July 1, 2017, the Company at its option may redeem up to 40% of the aggregate principal amount of the Envision 2022 Notes with the proceeds of certain equity offerings at a redemption price of 105.125%, plus accrued and unpaid interest, if any, to the applicable redemption date.

The indenture governing the Envision 2022 Notes contains covenants that, among other things, limit the Company’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control (other than the Mergers), the Company is required to make an offer to repurchase all of the Envision 2022 Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, it will be required to use the proceeds to make an offer to purchase the Envision 2022 Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The foregoing description of the Envision 2022 Indenture, as supplemented, does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibits 4.4 through 4.13 to this report and is incorporated herein by reference.

AmSurg 2022 Indenture and Supplemental Indentures

On July 16, 2014, AmSurg issued $1,100 million aggregate principal amount of 5.625% senior unsecured notes due 2022 (the “AmSurg 2022 Notes”). The AmSurg 2022 Notes were issued pursuant to the Indenture, dated as of July 16, 2014 (as supplemented from time to time, the “AmSurg 2022 Indenture”), among AmSurg Escrow Corp. and U.S. Bank National Association, as trustee. The AmSurg 2022 Notes are guaranteed by certain of AmSurg’s subsidiaries (the “AmSurg Guarantors”). In connection with the Mergers, the Company assumed the obligations under the AmSurg 2022 Notes and the Envision Guarantors executed a supplemental indenture, pursuant to which they guaranteed the AmSurg 2022 Notes. The AmSurg 2022 Notes mature on July 15, 2022.

The AmSurg 2022 Notes are unsecured senior indebtedness of the Company and are effectively subordinated to all of the Company’s secured indebtedness, including indebtedness under the Term Loan Facility and the ABL Facility, to the extent of the value of the assets securing such indebtedness. The AmSurg 2022 Notes are, subject to certain exceptions, guaranteed by each of the Company’s current and future domestic subsidiaries that guarantee the Company’s obligations under the Credit Facilities or any other Capital Market Indebtedness (as defined in the AmSurg 2022 Indenture). The indenture governing the AmSurg 2022 Notes provides that the guarantee of such AmSurg Guarantor and Envision Guarantor is an unsecured senior obligation of that AmSurg Guarantor or Envision Guarantor.

The Company may redeem the AmSurg 2022 Notes, in whole or in part, at any time prior to July 15, 2017, at a price equal to 100% of the principal amount thereof, plus accrued and unpaid interest, if any, to the redemption date, plus the applicable make-whole premium. The Company may redeem the AmSurg 2022 Notes, in whole or in part, at any time (i) on and after July 15, 2017 and prior to July 15, 2018, at a price equal to 104.219% of the principal amount of the AmSurg 2022 Notes, (ii) on or after July 15, 2018 and prior to July 15, 2019, at a price equal to 102.813% of the principal amount of the AmSurg 2022 Notes, (iii) on or after July 15, 2019 and prior to July 15, 2020, at a price equal to 101.406% of the principal amount of the AmSurg 2022 Notes, and (iv) on or after July 15, 2020, at a price equal to 100.000% of the principal amount of the AmSurg 2022 Notes, in each case, plus accrued and unpaid interest, if any, to the redemption date. In addition, at any time prior to July 15, 2017, the Company at its option may redeem up to 35% of the aggregate principal amount of the AmSurg 2022 Notes with the proceeds of certain equity offerings at a redemption price of 105.625%, plus accrued and unpaid interest, if any, to the applicable redemption date.

The indenture governing the AmSurg 2022 Notes contains covenants that, among other things, limits the Company’s ability and the ability of its restricted subsidiaries to: incur additional indebtedness or issue certain preferred shares; pay dividends on, redeem or repurchase stock or make other distributions in respect of its capital stock; repurchase, prepay or redeem subordinated indebtedness; make certain investments; create restrictions on the ability of the Company’s restricted subsidiaries to pay dividends to the Company or make other intercompany transfers; create liens; transfer or sell assets; consolidate, merge or sell or otherwise dispose of all or substantially all of its assets; enter into certain transactions with affiliates; and designate subsidiaries as unrestricted subsidiaries. Upon the occurrence of certain events constituting a change of control (other than the Mergers), the Company is required to make an offer to repurchase all of the AmSurg 2022 Notes (unless otherwise redeemed) at a purchase price equal to 101% of their principal amount, plus accrued and unpaid interest, if any, to the repurchase date. If the Company sells assets under certain circumstances, it must use the proceeds to make an offer to purchase the AmSurg 2022 Notes at a price equal to 100% of their principal amount, plus accrued and unpaid interest, if any, to the date of purchase.

The foregoing description of the AmSurg 2022 Indenture, as supplemented, does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibits 4.14 through 4.19 to this report and is incorporated herein by reference.

Indemnification Agreements

On December 1, 2016, following the completion of the Mergers, the Company entered into Indemnification Agreements (the “Indemnification Agreements”) with each of its directors (William A. Sanger, Christopher A. Holden, Carol J. Burt, James A. Deal, Leonard M. Riggs, M.D., John T. Gawaluck, Richard J. Schnall, Steven I. Geringer, James D. Shelton, Joey A. Jacobs, Michael L. Smith, Kevin P. Lavender, Ronald A. Williams and Cynthia S. Miller). The Indemnification Agreements provide the directors with contractual rights to the indemnification and expense advancement rights provided under our amended and restated bylaws, as well as contractual rights to additional indemnification as provided in such Indemnification Agreements.

The foregoing description of the Indemnification Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of such agreements, a form of which is attached hereto as Exhibit 10.13 to this report and incorporated herein by reference.

Item 1.02. Termination of a Material Definitive Agreement.

On December 1, 2016, in connection with the refinancing of the Prior Envision Borrower’s existing indebtedness and the issuance of the 2024 Notes, AmSurg (a) terminated all outstanding commitments and repaid all outstanding loans under the Credit Agreement, dated as of July 16, 2014 (the “Existing AmSurg Credit Agreement”), among AmSurg, the lenders party thereto and Citibank, N.A., as administrative agent, and (b) satisfied and discharged the Indenture, dated as of November 20, 2012 (as supplemented from time to time, the “Existing AmSurg Indenture”), among AmSurg, as issuer, the subsidiary guarantors from time to time party thereto and U.S. Bank National Association, as trustee. As of December 1, 2016, immediately prior to the effectiveness of the Credit Agreement Amendments, the aggregate principal amount of the loans outstanding under the Existing AmSurg Credit Agreement and the aggregate principal amount of notes outstanding under the Existing AmSurg Indenture was $1,220 million and $250 million, respectively. Outstanding letters of credit under the Existing Credit Agreements were cash collateralized.

After giving effect to the termination of the Existing AmSurg Credit Agreement, the satisfaction and discharge of the Existing AmSurg Indenture and the entry into the Credit Agreement Amendments, (i) each of the wholly-owned AmSurg subsidiaries that previously guaranteed the AmSurg Credit Agreement guarantees each of the Term Loan Credit Agreement, ABL Credit Agreement, AmSurg 2022 Indenture, Envision 2022 Indenture and 2024 Indenture; and (ii) each of the Holdings subsidiaries that guarantee the Term Loan Credit Agreement and the ABL Credit Agreement guarantees each of the Term Loan Credit Agreement, ABL Credit Agreement, AmSurg 2022 Indenture, Envision 2022 Indenture and 2024 Indenture.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On December 1, 2016, pursuant to the Agreement and Plan of Merger, dated as of June 15, 2016 (the “Merger Agreement”), by and among Holdings, AmSurg and the Company, Holdings and AmSurg completed the combination of their businesses through a merger of equals. Pursuant to the Merger Agreement, AmSurg merged with and into the Company, with the Company surviving (“Merger 1”). Immediately following Merger 1, Holdings merged with and into the Company, with the Company surviving (“Merger 2” and, together with “Merger 1,” the “Mergers”).

Under the terms of the Merger Agreement, upon completion of the Mergers, each share of AmSurg common stock was converted into one share of Company common stock, each share of AmSurg 5.250% mandatory convertible preferred stock, Series A-1 (“AmSurg Preferred Stock”) was converted into one share of Company 5.250% mandatory convertible preferred stock, Series A-1 (“Company Preferred Stock”), and each share of Holdings common stock was converted into 0.334 shares of Company common stock. Pursuant to the Mergers, the Company issued 117,460,473 shares of common stock and 1,725,000 shares of Company Preferred Stock.

The shares of Holdings common stock were suspended from trading on the New York Stock Exchange (the “NYSE”) prior to the open of trading on December 2, 2016. The shares of AmSurg common stock and AmSurg Preferred Stock were suspended from trading on the NASDAQ prior to the open of trading on December 2, 2016.

On November 29, 2016, the Company filed a registration statement on Form 8-A, which registered the Company common stock and the Company Preferred Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). On December 2, 2016, shares of Company common stock and Company Preferred Stock began trading on the NYSE under the ticker symbols “EVHC” and “EVHC PR”, respectively. In addition, pursuant to Rule 12g-3 under the Exchange Act, as successor issuer to Holdings and AmSurg, the Company common stock and Company Preferred Stock are deemed registered under 12(b) of the Exchange Act, and the Company is subject to the informational requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Prior to the effective time of the Mergers, the Company was a wholly owned subsidiary of AmSurg. On December 1, 2016, upon the consummation of the Mergers, a change in control of the Company occured and all of the shares of Company common stock are now held by former holders of AmSurg common stock and Holdings common stock.

The description of the Mergers contained herein does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 to this report and incorporated herein by reference.

The information set forth in Item 3.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03.

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

Prior to the Mergers, shares of Holdings common stock were registered pursuant to Section 12(b) of the Exchange Act and listed on the NYSE, and shares of AmSurg common stock and AmSurg Preferred Stock were each registered pursuant to Section 12(b) of the Exchange Act and listed on NASDAQ. As a result of the Mergers, on December 2, 2016, at Holdings’ request, the NYSE filed a Form 25 to withdraw the shares of Holdings common stock from listing on the NYSE and on December 1, 2016, at AmSurg’s request, NASDAQ filed Form 25s to withdraw both the shares of AmSurg common stock and AmSurg Preferred Stock from listing on NASDAQ. The shares of Holdings common stock were suspended from trading on the NYSE prior to the open of trading on December 2, 2016. The shares of AmSurg common stock and AmSurg Preferred Stock were suspended from trading on the NASDAQ prior to the open of trading on December 2, 2016. Holdings expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of Holdings common stock and suspend the reporting obligations of Holdings under the Exchange Act, and AmSurg expects to file a Form 15 with the SEC to terminate the registration under the Exchange Act of the shares of AmSurg common stock and AmSurg Preferred Stock and suspend the reporting obligations of AmSurg under the Exchange Act.

Item 3.03. Material Modification to Rights of Security Holders.

In connection with the Mergers, on December 1, 2016, each share of AmSurg common stock was converted into one share of Company common stock, each share of AmSurg Preferred Stock was converted into one share of Company Preferred Stock, and each share of Holdings common stock was converted into 0.334 shares of Company common stock. The certificate of incorporation and the bylaws of the Company went into effect on December 1, 2016 upon consummation of the Mergers. As previously reported in the “Description of Newco Capital Stock” and “Comparison of Rights of AmSurg Shareholders, Envision Stockholders and Newco Stockholders” sections of the Registration Statement on Form S-4 filed by the Company on August 4, 2016 and declared effective, as subsequently amended, on October 19, 2016 (the “Joint Proxy Statement/Prospectus”), certain of the rights associated with Company common stock are different from the rights associated with AmSurg and Holdings common stock. The information set forth in the “Description of Newco Capital Stock” and “Comparison of Rights of AmSurg Shareholders, Envision Stockholders and Newco Stockholders” sections of the Joint Proxy Statement/Prospectus is incorporated by reference into this Item 3.03.

As provided in the Merger Agreement, (i) at the effective time of Merger 1, each (a) share of AmSurg restricted stock and each AmSurg stock unit (including stock units subject to time-based and performance-based vesting conditions) that was outstanding immediately prior to the consummation of Merger 1 was assumed by the Company and converted into an award of restricted stock or restricted units of the Company, as applicable, and continued to have, and be subject to, the same terms and conditions as applied to the AmSurg restricted stock/stock unit immediately prior to the consummation of the Mergers, provided that outstanding stock units subject to performance-based vesting conditions, granted on or after January 1, 2016 accelerated and settled into shares of AmSurg restricted stock pursuant to their terms immediately prior to the effective time of Merger 1, and (b) AmSurg stock option that was outstanding immediately prior to the completion of Merger 1 was assumed by the Company and converted into an option to acquire Company common stock; and (ii) at the effective time of Merger 2, after giving effect to appropriate adjustments to reflect Merger 2, each (x) Holdings stock unit that was outstanding immediately prior to the consummation of the Mergers was assumed by the Company and converted into an award of stock units of the Company and continued to have, and be subject to, the same terms and conditions as applied to the Holdings stock unit immediately prior to the consummation of Merger 2 and (y) Holdings stock option that was outstanding immediately prior to the completion of Merger 2 was assumed by the Company and converted into an option to acquire Company common stock.

The information set forth in Items 1.01, 2.01, 3.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation and Appointment of Directors

The Company’s board of directors (the “Board”) approved an increase in the size of the Board from two to fourteen directors, effective immediately prior to the completion of Merger 2. The Board unanimously appointed William A. Sanger, Carol J. Burt, James A. Deal, John T. Gawaluck, Steven I. Geringer, Joey A. Jacobs, Kevin P. Lavender, Cynthia S. Miller, Leonard M. Riggs, Jr. M.D., Richard J. Schnall, James D. Shelton, Michael L. Smith and Ronald A. Williams to the Board, effective upon completion of Merger 2. Immediately prior to the effective time of Merger 2, Claire M. Gulmi, a member of the Board since the Company’s incorporation, tendered her letter of resignation from the Board pursuant to the terms of the Merger Agreement. Christopher A. Holden, who was previously appointed as a director of the Company, will continue to serve as a member of the Board.

Committee Appointments

Effective as of the effective time of Merger 2, the directors identified below were designated and appointed to the Nominating and Corporate Governance Committee, the Compensation Committee, the Audit Committee and the Compliance and Quality Committee, respectively, of the Board:

Nominating and Governance Committee

Carol J. Burt (Chair)

Steven I. Geringer

Joey A. Jacobs

Ronald A. Williams

Compensation Committee

Michael L. Smith (Chair)

Steven I. Geringer

Kevin P. Lavender

Ronald A. Williams

Audit Committee

James A. Deal (Chair)

Carol J. Burt

John T. Gawaluck

Cynthia S. Miller

Richard J. Schnall

Michael L. Smith

Compliance and Quality Committee

Cynthia S. Miller (Chair)

John T. Gawaluck

James D. Shelton

Leonard M. Riggs, Jr. M.D.

New Compensation Arrangement for Non-Employee Directors

On December 2, 2016, the Board approved compensation for the Company’s non-employee directors effective upon the consummation of the Mergers as follows:

Non-Employee Director Compensation (1)	Board Member	Committee Chair	Committee Member
Annual Cash Retainer ($)	$90,000
Audit Committee		$35,000	$25,000
Compensation Committee		$35,000	$20,000
Nominating And Corporate Governance Committee		$25,000	$20,000
Compliance Committee		$25,000	$20,000
Annual Restricted Stock Awards (2):
Board Membership	$175,000

(1)	Director cash payments and stock awards may be deferred in full or in part at the Director’s election.
(2)	To be paid in the form of restricted stock units , becoming fully vested on the earlier of (i) the one-year anniversary of the date of grant and (ii) the date of the next annual meeting of the stockholders following the grant.

Resignation and Appointment of Officers

Following the consummation of the Mergers, the Board appointed new executive officers of the Company. The names of the executive officers of the Company and their respective positions are indicated below:

William A. Sanger	Executive Chairman
Christopher A. Holden	President and Chief Executive Officer
Claire M. Gulmi	Executive Vice President and Chief Financial Officer
Kevin D. Eastridge	Senior Vice President and Chief Accounting Officer
Robert J. Coward	Executive Vice President and President—Physician Services Group
Randel G. Owen	Executive Vice President and President—Ambulatory Services Group
Patrick Solomon	Senior Vice President and Chief Strategy Officer
Craig A. Wilson	Senior Vice President, General Counsel and Secretary

Biographical information for each of the Company’s executive officers is set forth below.

Name	Biographical Information	Age
William A. Sanger	William A. Sanger is the Executive Chairman and a director of the Company. Mr. Sanger previously served as a director, the President and the Chief Executive Officer of Holdings from May 2011 to December 2016 and as Chairman of Holdings’ board from November 2014 to December 2016. In addition, he has served as the Chief Executive Officer of the Prior Envision Borrower and its predecessor from February 2005 to December 2016 and the President of the Prior Envision Borrower from 2008 to December 2016. Mr. Sanger was appointed President and Chief Executive Officer of EmCare in 2001. In addition, Mr. Sanger has previously served as Chief Executive Officer of AMR. Mr. Sanger served as President and Chief Executive Officer of Cancer Treatment Centers of America, Inc. from 1997 to 2001. Mr. Sanger is also a co-founder of BIDON Companies, where he has been a Managing Partner since 1999. From 1994 to 1997, Mr. Sanger was co-founder and Executive Vice President of PhyMatrix Corp., then a publicly traded diversified health services company. In addition, Mr. Sanger was President and Chief Executive Officer of various other healthcare entities, including JFK Health Care System. Mr. Sanger serves as a director of Carestream Health, Inc. and Healogics, Inc., and previously served as Chairman of the board of directors of Vidacare Corporation, a medical device company. Mr. Sanger has more than 30 years of experience in the healthcare industry.	66

Christopher A. Holden	Christopher A. Holden is the President and Chief Executive Officer and a director of the Company. Mr. Holden previously served as a director of AmSurg and AmSurg’s President and Chief Executive Officer from October 2007 to December 2016. He served as Senior Vice President and a Division President of Triad Hospitals, Inc. from May 1999 through July 2007. From January 1998 through May 1999, Mr. Holden served as President of the West Division of the Central Group of Columbia/HCA Healthcare Corporation, now known as HCA. Prior to January 1998, Mr. Holden served as President of the West Texas Division of the Central Group of HCA from September 1997 until January 1998 and Vice President of Administration for the Central Group of HCA from August 1994 until September 1997.	52

Claire M. Gulmi	Claire M. Gulmi is the Executive Vice President and Chief Financial Officer of the Company. Ms. Gulmi previously served as a director of AmSurg from 2004 to December 2016 and as AmSurg’s Executive Vice President from February 2006 to December 2016 and Chief Financial Officer from September 1994 to December 2016. Prior to her appointment as Executive Vice President, Ms. Gulmi served as a Senior Vice President from March 1997 to February 2006 and as a Vice President from September 1994 through March 1997. Ms. Gulmi serves as a director of Air Methods Corporation, a medical transportation company.	63

Name	Biographical Information	Age

Kevin D. Eastridge	Kevin D. Eastridge is the Senior Vice President and Chief Accounting Officer of the Company. Mr. Eastridge previously served as Senior Vice President of Finance of AmSurg from July 2008 to December 2016 and Chief Accounting Officer from July 2004 to December 2016. Mr. Eastridge served as Vice President of Finance of AmSurg from April 1998 to July 2008 and as Controller from March 1997 to June 2004.	51

Robert J. Coward	Robert J. Coward is the Executive Vice President and President—Physician Services Group of the Company. Mr. Coward previously served as President—Physician Services Division and Chief Development Officer of AmSurg from November 2014 to December 2016. Mr. Coward served as President and Chief Operating Officer of Sheridan from January 2010 to July 2014, and as Chief Financial Officer and Senior Vice President of Operations of Sheridan from January 2000 to December 2009.	52

Randel G. Owen	Randel G. Owen is the Executive Vice President and President—Ambulatory Services Group of the Company. Mr. Owen previously served as a director of Holdings from August 2011 to February 2016, the Chief Financial Officer and Executive Vice President of Holdings from May 2011 to December 2016 and the Chief Operating Officer of Holdings from September 2012 to December 2016. He also served as Chief Financial Officer from February 2005 to December 2016 and as Executive Vice President from December 2005 to December 2016 of the Prior Envision Borrower and its predecessor. In addition, Mr. Owen has previously served as Executive Vice President and Chief Financial Officer of AMR. He joined EmCare in July 1999 and served as Executive Vice President and Chief Financial Officer from June 2001 to March 2003. Mr. Owen is also a director of First Cash Financial Services, Inc. Before joining EmCare, Mr. Owen was Vice President of Group Financial Operations for PhyCor, Inc., a medical clinic operator, in Nashville, Tennessee from 1995 to 1999. Mr. Owen has more than 30 years of financial experience in the healthcare industry.	57

Patrick Solomon	Patrick Solomon is the Senior Vice President and Chief Strategy Officer of the Company. Mr. Solomon previously served as Senior Vice President and Chief Strategy Officer of AmSurg from 2015 to December 2016. Mr. Solomon joined Sheridan in 2003, and served as Executive Vice President and Chief Development Officer of Sheridan from 2012 to 2015 and as Executive Vice President of Operations of Sheridan from 2003 to 2012.	47

Craig A. Wilson	Craig A. Wilson is the Senior Vice President, General Counsel and Secretary of the Company. Mr. Wilson previously served as Senior Vice President, General Counsel and Secretary of Envision from May 2011 to December 2016. He also served as General Counsel of the Prior Envision Borrower from April 2010 to December 2016 and Secretary of the Prior Envision Borrower from August 2011 to December 2016. Mr. Wilson previously served as Assistant Secretary from April 2010 to August 2011 and Corporate Counsel of the Prior Envision Borrower and its predecessor from February 2005 through March 2010. Mr. Wilson was Corporate Counsel of EmCare from March 2000 through February 2005. Prior to joining EmCare in 2000, Mr. Wilson worked in the private practice of law for seven years.	48

Base Compensation and Target Bonus Opportunity for Certain Named Executive Officers

On December 2, 2016, the Board approved increased base salaries (effective as of January 1, 2017) and target bonus opportunities for 2017 for the Company’s “named executive officers” in the amounts set forth below.

Name	Title	Base Salary	Target Bonus as a Percentage of Base Salary (1)	Long-Term Incentive Awards (1)(2)
Christopher A. Holden	President and Chief Executive Officer	$1,200,000	150%	$6,000,000
Claire M. Gulmi	Executive Vice President and Chief Financial Officer	$636,000	100%	$1,100,000
Robert J. Coward	Executive Vice President and President—Physician Services Group	$820,000	120%	$1,400,000
Randel G. Owen	Executive Vice President and President—Ambulatory Services Group	$770,000	120%	$1,400,000

(1)	The terms of any awards granted under the Company’s bonus plan and long term incentive plan for executive officers will be determined and approved by the Board at a future date.
(2)	Amount represents the target value of long-term incentive awards to be granted at a future date.

Compensation information for William A. Sanger is described below in the section entitled “Employment Agreement with William A. Sanger.”

Compensatory Plans

In connection with the closing of the Mergers and pursuant to the terms of the Merger Agreement, the Company succeeded to the following compensatory plans previously sponsored or maintained by Holdings or AmSurg, as applicable: (i) Envision Healthcare Holdings, Inc. 2013 Omnibus Incentive Plan, (ii) the Amended and Restated CDRT Holding Corporation Stock Incentive Plan, as amended, (iii) the Amended and Restated AmSurg Corp. 2014 Equity and Incentive Plan and (iv) the AmSurg Corp. 2006 Stock Incentive Plan, as amended, as well as any outstanding awards granted under the applicable plan, the award agreements evidencing the grants of such awards and the remaining shares available under the applicable plan, including any awards granted to the Company’s executive officers, in each case subject to applicable adjustments in the manner set forth in the Merger Agreement to such awards. In addition, by reason of the Mergers and pursuant to the terms of the Merger Agreement, the Company succeeded to all previously reported employee compensation and benefit plans and agreements that had been sponsored or maintained by Holdings and AmSurg prior to the Mergers.

Severance and Retention Plan for Senior Management

On June 15, 2016, Holdings’ board of directors approved the terms of a senior management severance and retention program (the “Severance Plan”). The Severance Plan became effective on December 1, 2016 and was assumed by the Company in connection with the closing of the Mergers. The terms of the Severance Plan are substantially the same as those previously reported in the Current Report filed on Form 8-K by Holdings on June 16, 2016.

The foregoing description of the Severance Plan does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.14 to this report and is incorporated herein by reference.

Employment Agreement with William A. Sanger

On December 1, 2016, Holdings and William A. Sanger entered into an employment agreement (the “Employment Agreement”) relating to Mr. Sanger’s service as Executive Chairman of the Board of Directors of the Company following the completion of the Mergers. The terms of Mr. Sanger’s employment agreement are substantially the same as those set forth in the letter agreement and related term sheet entered into on June 15, 2016, between Holdings and Mr. Sanger, and as previously reported in the Current Report filed on Form 8-K by Holdings on June 16, 2016, except that Mr. Sanger has agreed that following the Mergers, he will no longer receive personal use of the Company’s corporate aircraft, which he was previously entitled to on a limited basis. In consideration for the loss of this benefit, the Company has agreed to pay Mr. Sanger approximately $420,000 representing the cash value of the accrued but unused hours of personal use to which he was entitled under the terms of his previous employment agreement, as well as for those hours of personal use to which he would have been entitled in 2017. Under the Employment Agreement, Mr. Sanger will be entitled to a base salary of $1,106,000 per year, an annual target bonus payment equal to two hundred percent (200%) of his base salary, and a one-time award of time-vesting equity interests in Company stock with a value equal to $3,000,000.

The foregoing description of the Employment Agreement does not purport to be a complete description and is qualified in its entirety by reference to the full text thereof, which is attached as Exhibit 10.15 to this report and is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 1, 2016, in connection with the Mergers, the Company amended and restated its Certificate of Incorporation and Bylaws to reflect the changes contemplated by the Merger Agreement and as previously reported in the “Description of Newco Capital Stock” and “Comparison of Rights of AmSurg Shareholders, Envision Stockholders and Newco Stockholders” sections of the Joint Proxy Statement/Prospectus. Pursuant to the Company’s Amended and Restated Bylaws, the Company’s first annual meeting of stockholders is deemed to have occurred on May 26, 2016, and therefore any stockholder notice shall be delivered in accordance with the Amended and Restated Bylaws not less than 90 days nor more than 120 days prior to May 26, 2017. The information set forth in the “Description of Newco Capital Stock” and “Comparison of Rights of AmSurg Shareholders, Envision Stockholders and Newco Stockholders” sections of the Joint Proxy Statement/Prospectus is incorporated by reference into this Item 5.03.

The Second Amended and Restated Certificate of Incorporation of the Company and the Amended and Restated Bylaws of the Company are filed as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.

The financial statements required by Rule 3-05 of Regulation S-X were previously reported in the Holdings and AmSurg Quarterly Reports on Form 10-Q for the three months ended September 30, 2016 and Annual Reports on Form 10-K for the year ended December 31, 2015 and are incorporated by reference into this Item 9.01(a).

(b) Pro Forma Financial Information

The pro forma financial statements required by this Item 9.01(b) were previously reported in Current Reports on Form 8-K, filed by each of Holdings and AmSurg on November 17, 2016, each of which is incorporated by reference into this Item 9.01(b).

(d)

Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger, dated as of June 15, 2016, by and among Holdings, AmSurg Corp. and the Company (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on August 4, 2016).

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Indenture, dated as of December 1, 2016, by and between the Company and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of December 1, 2016, by and between the Company and Wilmington Trust, National Association.

4.3	Second Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.4	Indenture, dated as of June 18, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Exhibit 4.1 to Holdings’ Form 8-K, dated June 19, 2014).

4.5	First Supplemental Indenture, dated as of June 18, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto, and Wilmington Trust, National Association (Incorporated by reference to Exhibit 4.2 to Holdings’ Form 8-K, dated June 19, 2014).

4.6	Second Supplemental Indenture, dated as of September 10, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended September 30, 2014).

4.7	Third Supplemental Indenture, dated as of May 4, 2015, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended June 30, 2015).

4.8	Fourth Supplemental Indenture, dated as of November 23, 2015, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-K for the year ended December 31, 2015).

4.9	Fifth Supplemental Indenture, dated as of January 25, 2016, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended March 31, 2016).

4.10	Sixth Supplemental Indenture, dated as of November 30, 2016, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.11	Seventh Supplemental Indenture, dated as of December 1, 2016, by and among Envision Healthcare Intermediate Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.12	Eighth Supplemental Indenture, dated as of December 1, 2016, by and among Holdings, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.13	Ninth Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.14	Indenture, dated as of July 16, 2014, by and among AmSurg Escrow Corp., the subsidiary guarantors listed therein and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 to AmSurg’s Form 8-K, dated July 22, 2014).

4.15	First Supplemental Indenture, dated as of July 16, 2014, by and between AmSurg and U.S. Bank National Association (Incorporated by reference to Exhibit 4.2 to AmSurg’s Form 8-K, dated July 22, 2014).

4.16	Supplemental Indenture, dated as of July 16, 2014, by and among AmSurg, the Subsidiary Guarantors party thereto and U.S. Bank National Association (Incorporated by reference to Exhibit 4.3 to AmSurg’s Form 8-K, dated July 22, 2014).

4.17	Supplemental Indenture, dated as of December 1, 2016, by and among AmSurg, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

4.18	Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

4.19	Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

10.1	Term Loan Credit Agreement, dated May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated June 1, 2011).

10.2	First Amendment, dated February 7, 2013, to the Term Loan Credit Agreement, dated May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated February 13, 2013).

10.3	Second Amendment, dated October 28, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to Holdings’ Form 8-K, dated October 30, 2015).

10.4	Third Amendment, dated November 12, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to Holdings’ Form 8-K, dated November 16, 2015).

10.5	Fourth Amendment, dated November 12, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.2 to Holdings’ Form 8-K, dated November 16, 2015).

10.6	Fifth Amendment, dated as of January 26, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended March 31, 2016).

10.7	Sixth Amendment, dated as of July 25, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended September 30, 2016).

10.8	Seventh Amendment, dated as of December 1, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as existing administrative agent and existing collateral agent and JPMorgan Chase Bank, N.A., as administrative agent under the Restated Credit Agreement and as collateral agent under the Restated Credit Agreement, and the several lenders from time to time party thereto.

10.9	ABL Credit Agreement, dated as of May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.3 to the Prior Envision Borrower’s Form 8-K, dated June 1, 2011).

10.10	First Amendment, dated as of February 27, 2013, to the ABL Credit Agreement, dated as of May 25, 2011, by and among Emergency Medical Services Corporation, Deutsche Bank AG New York Branch, as an issuing lender, swingline lender, administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated March 1, 2013).

10.11	Second Amendment to ABL Credit Agreement, dated as of February 6, 2015, among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and an additional lender, and Barclays Bank PLC, as additional lender (Incorporated by reference to the Company’s Form 10-Q for the quarter ended March 31, 2015).

10.12	Third Amendment, dated as of December 1, 2016, to the ABL Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as swingline lender, as an issuing lender, as administrative agent for the lenders and as collateral agent for the Secured Parties and JPMorgan Chase Bank, N.A., as co-collateral agent under the Restated Credit Agreement, and the several lenders from time to time party thereto.

10.13	Form of Indemnification Agreement with the Company’s directors.

10.14†	Severance and Retention Plan for Senior Management.

10.15†	Amended and Restated Employment Agreement, dated as of December 1, 2016, by and between Holdings and William A. Sanger.

†	Identifies each management compensation plan or arrangement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Envision Healthcare Corporation has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENVISION HEALTHCARE CORPORATION

December 7, 2016	By:	/s/ Claire M. Gulmi
		Name:	Claire M. Gulmi
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
2.1	Agreement and Plan of Merger, dated as of June 15, 2016, by and among Holdings, AmSurg Corp. and the Company (incorporated by reference to Annex A of the Company’s Registration Statement on Form S-4 initially filed with the SEC on August 4, 2016).

3.1	Second Amended and Restated Certificate of Incorporation of the Company.

3.2	Amended and Restated Bylaws of the Company.

4.1	Indenture, dated as of December 1, 2016, by and between the Company and Wilmington Trust, National Association.

4.2	First Supplemental Indenture, dated as of December 1, 2016, by and between the Company and Wilmington Trust, National Association.

4.3	Second Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.4	Indenture, dated as of June 18, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Exhibit 4.1 to Holdings’ Form 8-K, dated June 19, 2014).

4.5	First Supplemental Indenture, dated as of June 18, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto, and Wilmington Trust, National Association (Incorporated by reference to Exhibit 4.2 to Holdings’ Form 8-K, dated June 19, 2014).

4.6	Second Supplemental Indenture, dated as of September 10, 2014, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended September 30, 2014).

4.7	Third Supplemental Indenture, dated as of May 4, 2015, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended June 30, 2015).

4.8	Fourth Supplemental Indenture, dated as of November 23, 2015, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-K for the year ended December 31, 2015).

4.9	Fifth Supplemental Indenture, dated as of January 25, 2016, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended March 31, 2016).

4.10	Sixth Supplemental Indenture, dated as of November 30, 2016, by and among the Prior Envision Borrower, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.11	Seventh Supplemental Indenture, dated as of December 1, 2016, by and among Envision Healthcare Intermediate Corporation, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.12	Eighth Supplemental Indenture, dated as of December 1, 2016, by and among Holdings, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.13	Ninth Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and Wilmington Trust, National Association.

4.14	Indenture, dated as of July 16, 2014, by and among AmSurg Escrow Corp., the subsidiary guarantors listed therein and U.S. Bank National Association (Incorporated by reference to Exhibit 4.1 to AmSurg’s Form 8-K, dated July 22, 2014).

4.15	First Supplemental Indenture, dated as of July 16, 2014, by and between AmSurg and U.S. Bank National Association (Incorporated by reference to Exhibit 4.2 to AmSurg’s Form 8-K, dated July 22, 2014).

4.16	Supplemental Indenture, dated as of July 16, 2014, by and among AmSurg, the Subsidiary Guarantors party thereto and U.S. Bank National Association (Incorporated by reference to Exhibit 4.3 to AmSurg’s Form 8-K, dated July 22, 2014).

4.17	Supplemental Indenture, dated as of December 1, 2016, by and among AmSurg, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

4.18	Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

4.19	Supplemental Indenture, dated as of December 1, 2016, by and among the Company, the Subsidiary Guarantors party thereto and U.S. Bank National Association.

10.1	Term Loan Credit Agreement, dated May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated June 1, 2011).

10.2	First Amendment, dated February 7, 2013, to the Term Loan Credit Agreement, dated May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated February 7, 2013).

10.3	Second Amendment, dated October 28, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to Holdings’ Form 8-K, dated October 30, 2015).

10.4	Third Amendment, dated November 12, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to Holdings’ Form 8-K, dated November 16, 2015).

10.5	Fourth Amendment, dated November 12, 2015, to the Term Loan Credit Agreement, dated May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.2 to Holdings’ Form 8-K, dated November 16, 2015).

10.6	Fifth Amendment, dated as of January 26, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended March 31, 2016).

10.7	Sixth Amendment, dated as of July 25, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Holdings’ Form 10-Q for the quarter ended September 30, 2016).

10.8	Seventh Amendment, dated as of December 1, 2016, to the Term Loan Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as existing administrative agent and existing collateral agent and JPMorgan Chase Bank, N.A., as administrative agent under the Restated Credit Agreement and as collateral agent under the Restated Credit Agreement, and the several lenders from time to time party thereto.

10.9	ABL Credit Agreement, dated as of May 25, 2011, by and among CDRT Merger Sub, Inc., Deutsche Bank AG New York Branch, as administrative agent and collateral agent, and several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.3 to the Prior Envision Borrower’s Form 8-K, dated June 1, 2011).

10.10	First Amendment, dated as of February 27, 2013, to the ABL Credit Agreement, dated as of May 25, 2011, by and among Emergency Medical Services Corporation, Deutsche Bank AG New York Branch, as an issuing lender, swingline lender, administrative agent and collateral agent, and the several lenders from time to time party thereto (Incorporated by reference to Exhibit 10.1 to the Prior Envision Borrower’s Form 8-K, dated February 27, 2013).

10.11	Second Amendment to ABL Credit Agreement, dated as of February 6, 2015, among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as administrative agent and an additional lender, and Barclays Bank PLC, as additional lender (Incorporated by reference to the Company’s Form 10-Q for the quarter ended March 31, 2015).

10.12	Third Amendment, dated as of December 1, 2016, to the ABL Credit Agreement, dated as of May 25, 2011, by and among the Prior Envision Borrower, Deutsche Bank AG New York Branch, as swingline lender, as an issuing lender, as administrative agent for the lenders and as collateral agent for the Secured Parties and JPMorgan Chase Bank, N.A., as co-collateral agent under the Restated Credit Agreement, and the several lenders from time to time party thereto.

10.13	Form of Indemnification Agreement with the Company’s directors.

10.14†	Severance and Retention Plan for Senior Management.

10.15†	Amended and Restated Employment Agreement, dated as of December 1, 2016, by and between Holdings and William A. Sanger.

†	Identifies each management compensation plan or arrangement.